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                                                                   EXHIBIT 10.14


                                 BAY CITIES BANK
                      DIRECTORS' WRITTEN CONSENT TO ACTION
                                JANUARY 25, 2002

         We, the undersigned, being all the Directors of BAY CITIES BANK (hereafter the "Bank"), do hereby consent to and approve the following written consent to action, which shall be treated for all purposes as resolutions passed at a meeting of the Board of Directors of the Bank:

         WHEREAS, the Bank wishes to provide financial protection in the event of the untimely passing of one of its officers or key management employees, and to reward certain management and highly compensated employees of the Bank who have contributed to the Bank's success and are expected to continue to contribute to such success in the future through the provision of insurance, supplemental retirement and related benefits; and

         WHEREAS, to implement the foregoing objectives the Bank intends to adopt a supplemental executive retirement plan which is intended to qualify as a "top hat" plan maintained primarily for purposes of providing benefits for a select group of management and highly compensated employees within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended;

         WHEREAS, the Bank has been presented with an opportunity to obtain "split-dollar" insurance contracts for its management group on attractive terms through John Hancock Variable Life Insurance Company; and

         WHEREAS, the Company will be required to execute certain documents in connection with the foregoing plan with Gregory W. Bryant and Marti J. Warren;

         NOW, THEREFORE, BE IT

                  RESOLVED, that the Board hereby adopts the Bay Cities Bank Supplemental Executive Retirement Plan (the "Plan"), effective as of January 25, 2002, in substantially the form presented to the Board and attached hereto as Exhibit A; and

                  RESOLVED, that the Board hereby authorizes and approves the execution, delivery and performance of Supplemental Employee Retirement Plan Participation Agreements and Endorsement Split Dollar Insurance Agreements, effective as of January 25, 2002, in substantially the form presented to the Board and attached hereto as Exhibits B and C, respectively with each of Gregory W. Bryant and Marti J. Warren; and

                  FURTHER RESOLVED, the Bank enter into an agreement with Charon/ECA for the provision of for administration services in connection with the Plan and the foregoing contracts; and
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                  FURTHER RESOLVED, that the Company's officers are hereby
         authorized and directed to have John Hancock Variable Life Insurance Company ("John Hancock") issue endorsement split dollar insurance contracts, in the form recommended and presented to the Board by The Adcock Financial Group, and are also authorized to pay the initial premiums for such policies to John Hancock from corporate funds; and

                  FURTHER RESOLVED, that A. Bronson Thayer, Chairman of the Board and Gregory W. Bryant as President, respectively, of the Bank, be and each of them hereby is authorized, empowered and directed in the name and on behalf of the Bank and under its corporate seal, to make, enter into, execute and deliver the aforedescribed Supplemental Employee Retirement Plan Participation Agreements and Endorsement Split Dollar Insurance Agreements, and all other documents and instruments required in connection with the implementation of the Plan and the foregoing agreements, with such changes in the terms and conditions as such officer in his sole discretion deems appropriate and which may be requested or required in or in connection with the Plan and the foregoing agreements; and

                  FURTHER RESOLVED, that the aforementioned officers of the Bank and the other officers of the Bank be, and each of them hereby is, authorized, empowered, and directed for and on behalf of the Bank, to execute, deliver, file, acknowledge, record and perform all amendments, agreements, certificates, instruments and other documents, and to take or cause to be done any and all such other things in connection therewith as they, or any of them, may deem necessary or, in any of their judgment, desirable in order to effectuate the transactions contemplated by the foregoing resolutions, the execution and delivery of all such documents to be conclusive evidence of the approval of such documents, and the transactions contemplated thereby, and of the authority of the officers to execute and deliver such documents in the form executed and delivered.

         IN WITNESS WHEREOF, the undersigned, being all the Directors of the Bank, have hereunto set their hands and seals as of the date first above written.

________________________________            ____________________________________
A. BRONSON THAYER                           MONROE E. BERKMAN


________________________________            ____________________________________
JOHN C. BIERLEY                             ANTHONY J. BORRELL, JR.


________________________________            ____________________________________
TROY A. BROWN                               GREGORY W. BRYANT


________________________________            ____________________________________
MARGARET V. HUNT                            CHRIS A. PEIFER


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